Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906

OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of The Marygold Companies, Inc. (the “Company”) on Form 10-Q for the three months ended December 31, 2025, as filed with the Securities and Exchange Commission on or about the date hereof (the “Report”), I, Nicholas D. Gerber, Principal Executive Officer of the Company, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: February 5, 2026

/s/ Nicholas D. Gerber
Nicholas D. Gerber
Principal Executive Officer